Ex 99.Q
POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, James C. Barr, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ James C. Barr
James C. Barr

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Robert M. Coen, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Robert M. Coen
Robert M. Coen

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Thomas S. Condit, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Thomas S. Condit
Thomas S. Condit

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Wendell A. Sebastian
Wendell A. Sebastian

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Charles Filson, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Charles W. Filson
Charles W. Filson

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Betty G. Hobbs, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Betty G. Hobbs
Betty G. Hobbs

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Gary Oakland, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Gary Oakland
Gary Oakland

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, Rudolf J. Hanley, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ Rudolf J. Hanley
Rudolf J. Hanley

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, John Perlowski, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ John Perlowski
John Perlowski

POWER OF ATTORNEY
          KNOW ALL MEN BY THESE PRESENT, that the undersigned, D. Michael Riley, hereby constitutes and appoints Elizabeth Anderson, Peter Bonanno, Jesse Cole, Deborah Farrell, Charles W. Filson, James Fitzpatrick, Peter Fortner, Philip Giuca, John Perlowski and Kaysie Uniacke, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.
Dated: October 1, 2007

/s/ D. Michael Riley
D. Michael Riley